AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of April 22, 2019 is entered into by and among MUELLER INDUSTRIES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as L/C Issuer and Swing Line Lender (each as defined in the Credit Agreement described below), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement described below) signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party thereto have entered into that certain Credit Agreement dated as of December 6, 2016 (the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;
WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders that it desires to amend the Credit Agreement to increase the investment allowance under Section 7.02(e) of the Credit Agreement to $25,000,000; and
WHEREAS, the Administrative Agent, the L/C Issuer and the Lenders are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:
(a)    Section 1.01 of the Credit Agreement is amended to restate the definitions of “Base Rate”, “Cash Management Agreement”, and “Federal Funds Rate” as set forth below and to add the following new definitions of “Benefit Plan” and “PTE” in the appropriate alphabetical order therein:
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate (determined in accordance with clause (b) of the definition thereof) plus 1.00%; and if Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, p-cards (including purchasing cards and commercial cards), electronic funds transfer and other cash management arrangements.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. If the Federal Funds Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)    Section 1.02 of the Credit Agreement is amended to add a new clause (d) to the end thereof to read as follows:
(d)      Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
(c)    Section 1.03(b) of the Credit Agreement is amended to restate the last sentence thereof in its entirety to read as follows:
“Without limiting the foregoing, leases (whether or not in effect on the date hereof) shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.”
(d)    Section 5.12 of the Credit Agreement is amended to add a new clause (g) to the end thereof to read as follows:
(g)    The Borrower represents and warrants as of the April 22, 2019, that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
(e)    Section 5.19 of the Credit Agreement is amended to add a new sentence to the end thereof to read as follows:
“The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.”
(f)    Section 7.02(e) of the Credit Agreement is amended to change the reference to “$5,000,000” therein to “$25,000,000”.
(g)    Section 7.02(f) of the Credit Agreement is amended to change the reference to “$5,000,000” therein to “$8,000,000”.
(h)    The first sentence of Section 7.04 of the Credit Agreement is amended to add the parenthetical clause “(including by division)” immediately following the reference to “Person” in the second line thereof.
(i)    Article IX is amended to add a new Section 9.12 to the end thereof to read as follows:

9.12	Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(1)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(2)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(3)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(4)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto
2.    Effectiveness; Condition Precedent. The parties hereto agree that this Amendment and the amendments provided in Section 1 shall become effective upon the Administrative Agent’s receipt of a counterpart of this Amendment, duly executed and delivered by each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and Lenders constituting Required Lenders.
3.    Representations and Warranties. In order to induce the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swing Line Lender, such Lenders and the L/C Issuer as follows:
(a)    The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date).
(b)    Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
(c)    This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)    No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
4.    Fees and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent.
5.    Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.    Ratification and Confirmation of Loan Documents. The Borrower and the Subsidiary Guarantors each hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty), in each case upon and after the effectiveness of the amendments contemplated hereby.
7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
9.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be executed as of the date first above written.
BORROWER:
MUELLER INDUSTRIES, INC.
By:
Name:    Jeffrey A. Martin
Title:    Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:
B & K INDUSTRIES, INC.
B&K LLC
CLIMATE COMPONENTS, LLC
DENO INVESTMENT COMPANY II, INC.
EXTRUDED METALS, INC.
HOWELL METAL COMPANY
ITAWAMBA INDUSTRIAL GAS COMPANY, INC.
LINCOLN BRASS WORKS, INC.
LINESETS, INC.

By:
Name:    Jeffrey A. Martin
Title:    Vice President-Finance and Treasurer

MCTC, LLC

By:	Mueller Brass Co., as Managing Member

By:

Name:	Jeffrey A. Martin

Title:	Vice President-Finance and Treasurer

MCTP, LLC

By:	Mueller Copper Tube Products, Inc., as Managing Member

By:

Name:	Jeffrey A. Martin

Title:	Vice President-Finance and Treasurer
SUBSIDIARY GUARANTORS, continued:
MICRO GAUGE, INC.
MICROGAUGE MACHINING INC.
MPC FOUNDRY, INC.
MPC MACHINE SHOP, INC.
MUELLER BRASS CO.
MUELLER BRASS FORGING COMPANY, INC.
MUELLER BRASS HOLDING COMPANY, INC.
MUELLER CASTING COMPANY, INC.
MUELLER COPPER TUBE COMPANY, INC.
MUELLER COPPER TUBE PRODUCTS, INC.
MUELLER COPPER TUBE WEST CO.
MUELLER EAST, INC.
MUELLER FITTINGS COMPANY, INC.
MUELLER FITTINGS, LLC
MUELLER FORMED TUBE COMPANY, INC.
MUELLER IMPACTS COMPANY, INC.
MUELLER INDUSTRIAL REALTY CO.
MUELLER LBHC, INC.

By:
Name:    Jeffrey A. Martin
Title:    Vice President-Finance and Treasurer

MUELLER PACKAGING, LLC

By:	Mueller Casting Company, Inc., as Managing Member

By:

Name:	Jeffrey A. Martin

Title:	Vice President-Finance and Treasurer

MUELLER PLASTIC CORPORATION, INC.
MUELLER PLASTIC HOLDING COMPANY, INC.
MUELLER PRESS COMPANY, INC.
MUELLER REFRIGERATION HOLDING COMPANY, INC.

By:
Name:    Jeffrey A. Martin
Title:    Vice President-Finance and Treasurer
SUBSIDIARY GUARANTORS, continued:
MUELLER REFRIGERATION PRODUCTS COMPANY, INC.
MUELLER REFRIGERATION, LLC
MUELLER SOUTHEAST, INC.
MUELLER STREAMLINE CO.
MUELLER TOOL AND MACHINE, INC.
OVERSTREET-HUGHES CO., INC.

By:
Name:    Jeffrey A. Martin
Title:    Vice President-Finance and Treasurer

PRECISION TUBE COMPANY, LLC

By:	Mueller Streamline Co., as Managing Member

By:

Name:	Jeffrey A. Martin

Title:	Vice President-Finance and Treasurer

PROPIPE TECHNOLOGIES, INC.
SHERWOOD VALVE LLC
SHERWOOD VALVE PRODUCTS, INC.
SOUTHLAND PIPE NIPPLES COMPANY, INC.
TURBOTEC PRODUCTS, INC.
WESTERMEYER INDUSTRIES, INC.

By:
Name:    Jeffrey A. Martin
Title:    Vice President-Finance and Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

FIRST TENNESSEE BANK, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

115572972.3